UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION  5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of FedEx’s stockholders held on September 25, 2017, FedEx’s stockholders, upon the recommendation of the Board of Directors, approved an amendment to the FedEx Corporation 2010 Omnibus Stock Incentive Plan (as amended, the “Plan”) to authorize an additional 10,000,000 shares for issuance under the Plan, none of which are issuable as full-value awards.

A summary of the Plan was included as part of Proposal 4 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 14, 2017. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which was included as Appendix C to the proxy statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 25, 2017.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected twelve directors, each of whom will hold office until the annual meeting of stockholders to be held in 2018 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frederick W. Smith	207,849,726	3,527,556	560,043	26,006,214
James L. Barksdale	208,891,622	2,806,803	238,900	26,006,214
John A. Edwardson	208,926,748	2,744,835	265,742	26,006,214
Marvin R. Ellison	209,679,840	2,025,609	231,876	26,006,214
John C. (“Chris”) Inglis	210,347,100	1,346,790	243,435	26,006,214
Kimberly A. Jabal	210,262,402	1,471,233	203,690	26,006,214
Shirley Ann Jackson	207,513,115	4,209,021	215,189	26,006,214
R. Brad Martin	209,511,463	2,169,532	256,330	26,006,214
Joshua Cooper Ramo	210,343,815	1,341,693	251,817	26,006,214
Susan C. Schwab	209,356,471	2,389,637	191,217	26,006,214
David P. Steiner	209,185,571	2,506,367	245,387	26,006,214
Paul S. Walsh	206,046,115	5,584,895	306,315	26,006,214

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	203,284,233 votes for (95.9% of the voted shares)

•	8,172,622 votes against (3.9% of the voted shares)

•	480,470 abstentions (0.2% of the voted shares)

•	26,006,214 broker non-votes

Proposal 3: An annual advisory vote on executive compensation was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	195,093,527 votes for every year (92.1% of the voted shares)

•	431,015 votes for every two years (0.2% of the voted shares)

•	15,931,601 votes for every three years (7.5% of the voted shares)

•	481,182 abstentions (0.2% of the voted shares)

•	26,006,214 broker non-votes

Proposal 4: An amendment to the Plan to authorize an additional 10,000,000 shares for issuance under the Plan, none of which are issuable as full-value awards, was approved by stockholders. The tabulation of votes on this matter was as follows:

•	200,032,552 votes for (94.4% of the voted shares)

•	11,423,604 votes against (5.4% of the voted shares)

•	481,169 abstentions (0.2% of the voted shares)

•	26,006,214 broker non-votes

Proposal 5: The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2018 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	235,082,106 votes for (98.8% of the voted shares)

•	2,571,785 votes against (1.1% of the voted shares)

•	289,648 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 6: A stockholder proposal requesting that FedEx amend its shareholder proxy access bylaw provisions was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	51,813,563 votes for (24.5% of the voted shares)

•	158,807,085 votes against (74.9% of the voted shares)

•	1,316,677 abstentions (0.6% of the voted shares)

•	26,006,214 broker non-votes

Proposal 7: A stockholder proposal requesting that FedEx provide a report, updated annually, disclosing information about the corporation’s lobbying activities and expenditures was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	52,603,983 votes for (24.8% of the voted shares)

•	157,689,248 votes against (74.4% of the voted shares)

•	1,644,094 abstentions (0.8% of the voted shares)

•	26,006,214 broker non-votes

Proposal 8: A stockholder proposal requesting that vote tallies regarding executive pay not be available to management or the Board of Directors prior to an annual meeting of stockholders was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	8,670,530 votes for (4.1% of the voted shares)

•	202,649,182 votes against (95.6% of the voted shares)

•	617,613 abstentions (0.3% of the voted shares)

•	26,006,214 broker non-votes

Proposal 9: A stockholder proposal requesting that FedEx provide a report regarding the application of company non-discrimination policies in states with pro-discrimination laws was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	5,225,432 votes for (2.5% of the voted shares)

•	197,500,022 votes against (93.2% of the voted shares)

•	9,211,871 abstentions (4.3% of the voted shares)

•	26,006,214 broker non-votes

(d) As set forth above, a majority of the votes cast for Proposal 3 specified that future advisory votes on executive compensation should be held every year. In light of these results, the Board of Directors has determined to hold an annual stockholder advisory vote on executive compensation until the next advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than FedEx’s annual meeting of stockholders in 2023.

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 25, 2017	By:	/s/ Christine P. Richards
Christine P. Richards Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

E-1